Exhibit 99.2


  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Andrew F. Green, the Senior Vice President and Chief Financial Officer of Denny's Corporation (formerly Advantica Restaurant Group, Inc.), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Denny's Corporation, and, except as corrected or supplemented in a subsequent covered report:

        no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        annual report on Form 10-K of Denny's Corporation (formerly Advantica Restaurant Group, Inc.) for the year ended December 26, 2001;

        all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Denny's Corporation (formerly Advantica Restaurant Group, Inc.) filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        any amendments to any of the foregoing.



/s/ Andrew F. Green                                   Subscribed and sworn to
---------------------------                           before me this 12th day of
Andrew F. Green                                       August, 2002.
August 12, 2002
                                                      /s/ Kelly C. Land
                                                      --------------------------
                                                      Notary Public

                                                      My Commission Expires:
                                                      May 11, 2009
                                                      --------------------------